SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 19, 2001

                              FIRST ECOM.COM, INC.

               (Exact Name of Registrant as Specified in Charter)

           Nevada                     0-27753                   98-0206979
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)



19th Floor, 80 Gloucester Road, Wan Chai, Hong Kong                 SAR
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code   (852) 2801-5181



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          (Former Name or Former Address, if Changes Since Last Report)


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Item 2. Acquisition or Disposition of Assets

On June 19, 2001, First Ecom.com, Inc. acquired the 50% of the shares of First Ecommerce Data Services Limited that it did not already own from the Bank of Bermuda for $4.25 million. The source of funds was working capital. The Bank has reported that it owns approximately 2,000,000 shares of First Ecom.com, Inc. common stock, representing approximately 10.4% of the class. First Ecom.com, Inc. will continue to use the assets so acquired in the credit card transaction processing business.

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of Businesses acquired.

          None

     (b)  Pro forma financial information

          None

     (c)  Exhibits

          99.1 Press release



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FIRST ECOM.COM, INC.
                                           ---------------------------
                                                  (Registrant)

Date: June 22, 2001                     By /S/ Kenneth G.C. Telford
                                           ------------------------
                                                  (Signature)
                                           Kenneth G.C. Telford, Secretary and
                                           Chief Financial Officer